Exhibit 99.1

Red Hat Reports Third Quarter Results

  Total revenue of $397 million, up 15% year-over-year
  Subscription revenue of $343 million, up 17% year-over-year
  GAAP operating income of $61 million, up 22% year-over-year; non-GAAP operating income of $98 million, up 19% year-over-year

RALEIGH, N.C.--(BUSINESS WIRE)--December 19, 2013--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal year 2014 third quarter ended November 30, 2013.

Total revenue for the quarter was $397 million, an increase of 15% in U.S. dollars from the year ago quarter, or 17% measured in constant currency. Constant currency references in this release are as detailed in the tables below. Subscription revenue for the quarter was $343 million, up 17% in U.S. dollars year-over-year, or 18% measured in constant currency.

“Strong demand in Q3 for our core Red Hat Enterprise Linux and JBoss Middleware technologies led to results that exceeded guidance across several key financial metrics,” stated Jim Whitehurst, President and Chief Executive Officer of Red Hat. “Red Hat’s technologies address the high growth opportunities in the data center to modernize and move away from legacy proprietary software in order to deploy open hybrid cloud technologies that drive IT velocity, efficiency and scalability.”

GAAP operating income for the third quarter was $61 million, up 22% year-over-year. After adjusting for stock compensation expense and amortization of intangible assets, as detailed in the tables below, non-GAAP operating income for the third quarter was $98 million, up 19% year-over-year. For the third quarter, GAAP operating margin was 15.3% and non-GAAP operating margin was 24.8%.

Net income for the quarter was $52 million, or $0.27 per diluted share, compared with $35 million, or $0.18 per diluted share, in the year ago quarter. After adjusting for stock compensation expense and amortization of intangible assets, as detailed in the tables below, non-GAAP net income for the quarter was $81 million, or $0.42 per diluted share, as compared to $57 million, or $0.29 per diluted share, in the year ago quarter. As a result of a discrete tax benefit and cumulative adjustments that lowered the estimated annual effective tax rate, GAAP EPS and non-GAAP EPS results benefited by approximately $0.04 per share and $0.06 per share, respectively.

Operating cash flow was $95 million for the third quarter, as compared to $100 million in the year ago quarter. At quarter end, the company’s total deferred revenue balance was $1.12 billion, an increase of 14% on a year-over-year basis. Total cash, cash equivalents and investments as of November 30, 2013 was $1.33 billion after repurchasing approximately $40 million of common stock, or approximately 920 thousand shares, in the third quarter. Red Hat has repurchased approximately $239 million of common stock, or approximately 5.0 million shares, during the first nine months of fiscal 2014.

“We experienced an acceleration in our billings proxy growth in Q3, both year-over-year and sequentially, due in part to the strengthening of our European and U.S. federal government businesses,” stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. “The billings proxy, which we define as total revenue plus the change in deferred revenue found on the Statement of Cash Flows, was $453 million, up 19% in U.S. dollars and 21% in constant currency compared to last year. Red Hat associates executed well.”

Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at Red Hat's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event has ended.

About Red Hat, Inc.

Red Hat is the world's leading provider of open source software solutions, using a community-powered approach to reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As the connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to delays or reductions in information technology spending; the effects of industry consolidation; the ability of the Company to compete effectively; the integration of acquisitions and the ability to market successfully acquired technologies and products; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; fluctuations in exchange rates; and changes in and a dependence on key personnel, as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release.

Red Hat, the Shadowman logo, JBoss, and OpenShift are registered trademarks of Red Hat, Inc. in the U.S. and other countries. Linux® is a registered trademark of Linus Torvalds and OpenStack is a registered trademark of OpenStack, LLC.

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RED HAT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands - except per share amounts)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012
Revenue:

Subscriptions	$342,770	$294,186	$985,279	$845,557
Training and services	53,766	49,420	148,939	135,375

Total subscription, training and services revenue	396,536	343,606	1,134,218	980,932

Cost of revenue:

Subscriptions	24,544	21,153	71,437	57,939
Training and services	35,883	31,965	100,627	89,056

Total cost of subscription, training and services revenue	60,427	53,118	172,064	146,995

Total gross profit	336,109	290,488	962,154	833,937

Operating expense:
Sales and marketing	153,528	133,792	440,568	378,240
Research and development	82,519	68,655	234,619	191,901
General and administrative	39,270	38,122	111,807	109,847
Facility exit costs	-	-	2,171	3,142

Total operating expense	275,317	240,569	789,165	683,130

Income from operations	60,792	49,919	172,989	150,807
Interest income	1,579	1,936	4,608	6,384
Other income (expense), net	(440)	(730)	332	502

Income before provision for income taxes	61,931	51,125	177,929	157,693
Provision for income taxes	9,906	16,360	44,705	50,462

Net income	$52,025	$34,765	$133,224	$107,231

Net income per share:
Basic	$0.27	$0.18	$0.70	$0.56
Diluted	$0.27	$0.18	$0.69	$0.55

Weighted average shares outstanding:
Basic	189,514	193,374	190,024	193,127
Diluted	191,365	195,666	192,049	195,898

RED HAT, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

ASSETS
	November 30,	February 28,
	2013	2013 (1)
	(Unaudited)
Current assets:
Cash and cash equivalents	$642,111	$487,084
Investments in debt and equity securities	324,424	392,381
Accounts receivable, net	309,753	302,942
Deferred tax assets, net	93,711	88,765
Prepaid expenses	96,142	94,421
Other current assets	2,459	3,156

Total current assets	1,468,600	1,368,749

Property and equipment, net	168,604	141,586
Goodwill	687,490	690,911
Identifiable intangibles, net	136,073	142,243
Investments in debt securities	360,114	438,908
Other assets, net	30,487	31,263

Total assets	$2,851,368	$2,813,660

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$190,868	$154,202
Deferred revenue	833,671	830,486
Other current obligations	1,007	1,024

Total current liabilities	1,025,546	985,712

Long term deferred revenue	289,622	259,466
Other long term obligations	64,997	48,321
Stockholders' equity:
Common stock	23	23
Additional paid-in capital	1,857,738	1,802,899
Retained earnings	675,104	541,880
Treasury stock, at cost	(1,056,419)	(816,674)
Accumulated other comprehensive loss	(5,243)	(7,967)

Total stockholders' equity	1,471,203	1,520,161

Total liabilities and stockholders' equity	$2,851,368	$2,813,660

(1) Derived from audited financial statements

RED HAT, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

Cash flows from operating activities:
Net income	$52,025	$34,765	$133,224	$107,231
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation and amortization	18,955	16,126	55,326	44,773
Share-based compensation expense	30,190	26,678	83,196	72,743
Deferred income taxes	2,016	6,686	18,679	29,749
Excess tax benefits from share-based payment arrangements	(3,428)	(8,100)	(9,071)	(27,900)
Net amortization of bond premium on available-for-sale debt securities	2,301	1,675	6,637	5,094
Other	438	(552)	485	(2,393)
Changes in operating assets and liabilities net of effects of acquisitions:
Accounts receivable	(75,330)	(35,291)	(9,249)	534
Prepaid expenses	(1,109)	2,652	(3,503)	(4,314)
Accounts payable and accrued expenses	12,272	19,879	38,565	42,809
Deferred revenue	56,019	35,207	40,999	56,515
Other	805	431	610	3,572

Net cash provided by operating activities	95,154	100,156	355,898	328,413

Cash flows from investing activities:
Purchase of available-for-sale debt securities	(101,636)	(123,318)	(448,712)	(631,087)
Proceeds from sales and maturities of available-for-sale debt securities	118,084	169,743	597,851	587,522
Acquisition of business, net of cash acquired	-	(21,188)	-	(31,239)
Purchase of other intangible assets	(682)	(5,577)	(13,203)	(32,440)
Purchase of property and equipment	(13,327)	(28,309)	(61,833)	(64,552)
Other	(150)	(66)	(2,084)	264

Net cash provided by (used in) investing activities	2,289	(8,715)	72,019	(171,532)

Cash flows from financing activities:
Excess tax benefits from share-based payment arrangements	3,428	8,100	9,071	27,900
Proceeds from exercise of common stock options	223	4,294	1,311	10,810
Purchase of treasury stock	(40,018)	(52,018)	(239,363)	(84,900)
Payments related to net settlement of employee share-based compensation awards	(18,307)	(22,924)	(33,122)	(45,612)
Payments on other borrowings	(362)	(205)	(979)	(682)

Net cash used in financing activities	(55,036)	(62,753)	(263,082)	(92,484)

Effect of foreign currency exchange rates on cash and cash equivalents	2,910	5,647	(9,808)	(7,703)
Net increase in cash and cash equivalents	45,317	34,335	155,027	56,694
Cash and cash equivalents at beginning of the period	596,794	571,576	487,084	549,217

Cash and cash equivalents at end of period	$642,111	$605,911	$642,111	$605,911

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Non cash share-based compensation expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

Cost of revenue	$2,922	$2,444	$8,861	$6,777
Sales and marketing	10,268	8,875	30,009	23,962
Research and development	9,161	7,935	25,100	22,040
General and administration	7,839	7,424	19,226	19,964
Total share-based compensation expense	$30,190	$26,678	$83,196	$72,743

Amortization of intangible assets expense included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

Cost of revenue	$2,504	$1,433	$7,672	$3,252
Sales and marketing	2,479	2,076	6,395	6,272
Research and development	959	959	2,877	2,877
General and administration	1,288	1,476	4,028	3,800
Total amortization of intangible assets expense	$7,230	$5,944	$20,972	$16,201

Facility exit costs included in Consolidated Statements of Operations:

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

Facility exit costs	-	-	$2,171	$3,142

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

GAAP net income	$52,025	$34,765	$133,224	$107,231

Provision for income taxes	9,906	16,360	44,705	50,462

GAAP income before provision for income taxes	$61,931	$51,125	$177,929	$157,693

Add: Non-cash share-based compensation expense	30,190	26,678	83,196	72,743
Add: Amortization of intangible assets	7,230	5,944	20,972	16,201
Add: Facility exit costs	-	-	2,171	3,142

Non-GAAP adjusted income before provision for income taxes	$99,351	$83,747	$284,268	$249,779

Provision for income taxes (1)	18,474	26,799	73,949	79,929

Non-GAAP adjusted net income (basic and diluted)	$80,877	$56,948	$210,319	$169,850

Non-GAAP adjusted net income per share:
Basic	$0.43	$0.29	$1.11	$0.88
Diluted	$0.42	$0.29	$1.10	$0.87

(1) Provision for income taxes:
Non-GAAP adjusted net income before income tax provision	$99,351	$83,747	$284,268	$249,779
Estimated effective tax rates, excluding discrete tax items	22.8%	32.0%	27.5%	32.0%
Non-GAAP provision for income taxes before discrete tax benefit	$22,699	$26,799	$78,174	$79,929
Discrete tax benefit	4,225	-	4,225	-
Provision for income taxes on Non-GAAP adjusted net income	$18,474	$26,799	$73,949	$79,929

RED HAT, INC.
RECONCILIATION OF CERTAIN GAAP RESULTS TO NON-GAAP ADJUSTED RESULTS
(Unaudited)
(In thousands - except per share amounts)

Reconciliation of GAAP results to non-GAAP adjusted results

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

GAAP gross profit	$336,109	$290,488	$962,154	$833,937

Add: Non-cash share-based compensation expense	2,922	2,444	8,861	6,777
Add: Amortization of intangible assets	2,504	1,433	7,672	3,252

Non-GAAP gross profit	$341,535	$294,365	$978,687	$843,966

Non-GAAP gross margin	86%	86%	86%	86%

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

GAAP operating expenses	$275,317	$240,569	$789,165	$683,130

Deduct: Non-cash share-based compensation expense	(27,268)	(24,234)	(74,335)	(65,966)
Deduct: Amortization of intangible assets	(4,726)	(4,511)	(13,300)	(12,949)
Deduct: Facility exit costs	-	-	(2,171)	(3,142)

Non-GAAP adjusted operating expenses	$243,323	$211,824	$699,359	$601,073

	Three Months Ended		Nine Months Ended
	November 30,	November 30,	November 30,	November 30,
	2013	2012	2013	2012

GAAP operating income	$60,792	$49,919	$172,989	$150,807

Add: Non-cash share-based compensation expense	30,190	26,678	83,196	72,743
Add: Amortization of intangible assets	7,230	5,944	20,972	16,201
Add: Facility exit costs	-	-	2,171	3,142

Non-GAAP adjusted operating income	$98,212	$82,541	$279,328	$242,893

Non-GAAP adjusted operating margin	24.8%	24.0%	24.6%	24.8%

Reconciliation of constant currency revenue growth rates

	Three Months Ended
	November 30,	November 30,	Year-Over-Year
	2013	2012	Growth Rate

GAAP subscription revenue	$342,770	$294,186	16.5%
Adjustment for currency impact	4,481	-
Non-GAAP subscription revenue on a constant currency basis	$347,251	$294,186	18.0%

GAAP training and services revenue	$53,766	$49,420	8.8%
Adjustment for currency impact	757	-
Non-GAAP training and services revenue on a constant currency basis	$54,523	$49,420	10.3%

GAAP total subscription, training and services revenue	$396,536	$343,606	15.4%
Adjustment for currency impact	5,238	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$401,774	$343,606	16.9%

	Nine Months Ended
	November 30,	November 30,	Year-Over-Year
	2013	2012	Growth Rate

GAAP subscription revenue	$985,279	$845,557	16.5%
Adjustment for currency impact	13,011	-
Non-GAAP subscription revenue on a constant currency basis	$998,290	$845,557	18.1%

GAAP training and services revenue	$148,939	$135,375	10.0%
Adjustment for currency impact	1,750	-
Non-GAAP training and services revenue on a constant currency basis	$150,689	$135,375	11.3%

GAAP total subscription, training and services revenue	$1,134,218	$980,932	15.6%
Adjustment for currency impact	14,761	-
Non-GAAP total subscription, training and services revenue on a constant currency basis	$1,148,979	$980,932	17.1%

CONTACT:
Red Hat, Inc.
Media Contact:
Stephanie Wonderlick, 571-421-8169
swonderl@redhat.com
or
Investor Relations:
Tom McCallum, 919-754-4630
tmccallum@redhat.com